EXHIBIT 10 (f) 1)

AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED LOAN AGREEMENT

[GOLDEN CORRAL]

THIS AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED LOAN AGREEMENT [GOLDEN CORRAL] is made as of December 3, 2007 (this “Amendment”) by and between U.S. BANK NATIONAL ASSOCIATION, a national banking association formerly known as Firstar Bank, N.A. and Star Bank, National Association (together with its successors and assigns, the “Bank”), and FRISCH’S RESTAURANTS, INC., an Ohio corporation (the “Borrower”), with respect to the First Amended and Restated Loan Agreement [Golden Corral] entered into as of October 15, 2004 by the Bank and the Borrower (as the same has been amended and/or supplemented from time to time, and as the same may be further amended, supplemented, restated, or otherwise modified from time to time) (the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement as amended hereby.

RECITALS

WHEREAS, the Borrower and the Bank have entered into the Agreement; and

WHEREAS, the Bank has advanced Loans to the Borrower pursuant to the terms of the Agreement; and

WHEREAS, subject to the terms and conditions of this Amendment, the Bank and the Borrower have agreed to amend certain provisions of the Agreement as specifically set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to Section 2 of the Agreement. Section 2(r) shall be deleted and replaced with the following, and the following Section 2(s) shall be added to the Agreement:

(r) Deposit Accounts. The Borrower will maintain its primary deposit accounts at the Bank so long as any obligations to the Bank, whether under the Loans or otherwise, remain outstanding.

(s) Waiver. Any variance from the covenants of the Borrower pursuant to this Section 2 shall be permitted only with the prior written consent and/or waiver of the Bank. Any such variance by consent and/or waiver shall relate solely to the variance addressed in such consent and/or waiver, and shall not operate as the Bank’s consent and/or waiver to any other variance of the same covenant or other covenants, nor shall it preclude the exercise by the Bank of any power or right under this Agreement, other than with respect to such variance.

Section 2. Amendments to Section 4 of the Agreement. Sections 4(a) and (b) of the Agreement are hereby amended and restated in their entirety as follows:

(a) Loans. Subject to the terms and conditions of this Agreement, and subject to there being no Event of Default (or event which might, with the giving of notice or the passage of time, mature into an Event of Default) by the Borrower hereunder, the Bank agrees to make loans to the Borrower in an aggregate amount not to exceed the lesser of (i) Eighty-Nine Million Dollars ($89,000,000) (the “Total Commitment Amount”) or (ii) the amount necessary to construct and open the Restaurants (collectively, the “Loans”); provided, however, that at no time shall the ratio of (A) the sum of the outstanding principal balance of the Loans plus all other Senior Bank Debt (as defined in Exhibit D attached hereto) to (B) Borrower’s EBITDA (as defined in Exhibit D attached hereto) exceed 2.00 to 1.0. In the event that any of the upper limits described in the immediately preceding sentence shall at any time be exceeded, the Borrower shall immediately, without notice or demand, prepay the outstanding principal balance of the Loans such that the upper limits set forth in the immediately preceding sentence are not exceeded.

The Borrower shall provide the Bank notice of the Borrower’s desire to obtain Loan proceeds for the purpose of constructing and opening any particular Restaurant, which notice shall state the amount of the Loan requested and the location of the particular Restaurant. The term “Business Day” as used herein shall mean any day other than a Saturday, Sunday or holiday on which banks in Cincinnati, Ohio are required or authorized by law to close. The Loans shall be effectuated by the Bank crediting an account maintained by the Borrower at the Bank. No repayment or prepayment of the Loans shall be reason for any relending or additional lending of proceeds of the Loans to the Borrower, and no Loan proceeds shall be disbursed after August 31, 2010. The outstanding principal balance of each Loan which has not been converted into a Term Loan (as hereinafter defined) in accordance with the next paragraph hereof (such Loans which have not been so converted being collectively referred to herein as “Construction Loans”) shall mature and be payable in full on September 1, 2010 (the “Construction Loan Maturity Date”), unless the maturity thereof is accelerated as described herein. As of December 3, 2007, as a result of the prior draws by the Borrower under the Loans and prior conversions of Construction Loans to Term Loans, of the maximum Eighty-Nine Million Dollar ($89,000,000) Construction Loan facility, (i) Seventy-Four Million Dollars ($74,000,000) has been drawn by the Borrower under the Construction Loans and already been converted to Term Loans or currently remains outstanding as Construction Loans and (ii) a maximum of Fifteen Million Dollars ($15,000,000) still remains available to be drawn by the Borrower under the Construction Loans. The Construction Loans shall be evidenced by a Promissory Note in substantially the form of Exhibit F attached hereto, as the same may be amended and/or restated from time to time (the “Construction Note”).

Upon the substantial completion of construction of each Restaurant the construction or opening of which has been financed with Loan proceeds, the

Borrower shall promptly notify the Bank in writing of the date thereof (each such date being referred to herein as a “Completion Date”). Within six (6) months after the Completion Date of each such Restaurant, the Borrower shall elect to convert the outstanding principal balance of all Loans obtained for the purpose of constructing or opening of such Restaurant to a term loan with a maturity date that is not less than seven (7) nor greater than twelve (12) years after the Conversion Date (each such Loan being referred to herein as a “Term Loan”), by providing ten (10) Business Days prior written notice to the Bank of (i) the date on which the Borrower desires such conversion to be effective (the “Conversion Date”), which date must be the first day of a calendar month and not later than the date which is six (6) months after the Completion Date, (ii) the maturity date elected by the Borrower for such Term Loan (each, a “Term Loan Maturity Date”; the Term Loan Maturity Dates and the Construction Loan Maturity Date are each sometimes referred to herein as a “Maturity Date”), which Maturity Date shall not be earlier than the date which is seven (7) years after the Conversion Date nor later than the date which is twelve (12) years after the Conversion Date, and (iii) if the Borrower desires that such Term Loan bear interest at the Cost of Funds-Based Rate (as hereinafter defined), the irrevocable commitment by the Borrower to accept and be bound by its election of such Cost of Funds-Based Rate until the Maturity Date of such Term Loan. Notwithstanding the foregoing, the Borrower shall have the option to extend the Maturity Date of any Term Loan having a Conversion Date after December 3, 2007 once during the term thereof to a date not later than twelve (12) years after the Conversion Date, by providing no less than thirty (30) days’ written notice to the Bank of its intent to exercise such option.

Each Term Loan which bears interest at the Cost of Funds-Based Rate shall be evidenced by a Promissory Note in substantially the form of Exhibit G-1 attached hereto with all blanks appropriately completed and each Term Loan which does not bear interest at the Cost of Funds-Based Rate shall be evidenced by a Promissory Note in substantially the form of Exhibit G-2 attached hereto with all blanks appropriately completed (each, a “Term Note”; the Term Notes and the Construction Note are sometimes collectively referred to herein as the “Notes”).

(b) Interest. “Prime Rate” means the prime rate announced by the Bank from time to time, as and when such rate changes. Interest on each advance of the Construction Loans hereunder (prior to conversion to a Term Loan) shall accrue at one of the following per annum rates selected by the Borrower: (i) upon notice to the Bank, the then applicable Prime Margin (as hereinafter defined) plus the Prime Rate (a “Prime Rate Loan”); (ii) upon a minimum of two New York Banking Days prior notice, the then applicable LIBOR/Money Market Margin (as hereinafter defined) plus the 1, 2, or 3 month LIBOR rate quoted by the Bank from Telerate Page 3750 or any successor thereto (which shall be the LIBOR rate in effect two New York Banking Days prior to commencement of the advance), adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation (a “LIBOR Rate Loan”); or (iii) upon notice to the Bank, the then applicable LIBOR/Money Market Margin plus the rate, determined solely by the Bank, at which the Bank would be able to borrow funds of comparable amounts in the Money Markets for a 1, 2, or 3 month period, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation (a “Money Market Rate Loan”).

The term “New York Banking Day” means any day (other than a Saturday or Sunday) on which commercial banks are open for business in New York, New York.

The term “Money Markets” refers to one or more wholesale funding markets available to and selected by the Bank, including negotiable certificates of deposit, commercial paper, Eurodollar deposits, bank notes, federal funds, interest rate swaps, or others.

In the event the Borrower does not timely select another interest rate option at least two New York Banking Days before the end of the Loan Period for a LIBOR Rate Loan or Money Market Rate Loan, the Bank may at any time after the end of the Loan Period convert the LIBOR Rate Loan or Money Market Rate Loan to a Prime Rate Loan, but until such conversion, the funds advanced under the LIBOR Rate Loan or Money Market Rate Loan shall continue to accrue interest at the same rate as the interest rate in effect for such LIBOR Rate Loan or Money Market Rate Loan prior to the end of the Loan Period.

The term “Loan Period” means the period commencing on the advance date of the applicable LIBOR Rate Loan or Money Market Rate Loan and ending on the numerically corresponding day 1, 2, or 3 months thereafter matching the interest rate term selected by the Borrower; provided, however, (y) if any Loan Period would otherwise end on a day which is not a New York Banking Day, then the Loan Period shall end on the next succeeding New York Banking Day unless the next succeeding New York Banking Day falls in another calendar month, in which case the Loan Period shall end on the immediately preceding New York Banking Day; or (z) if any Loan Period begins on the last New York Banking Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of the Loan Period), then the Loan Period shall end on the last New York Banking Day of the calendar month at the end of such Loan Period.

No LIBOR Rate Loan or Money Market Rate Loan may extend beyond the Construction Loan Maturity Date in the case of the Construction Loans. In any event, if the Loan Period for a LIBOR Rate Loan or Money Market Rate Loan should happen to extend beyond the Construction Loan Maturity Date in the case of the Construction Loans, such Construction Loans must be prepaid at the Construction Loan Maturity Date. The Bank’s internal records of applicable interest rates shall be determinative in the absence of manifest error. Each LIBOR Rate Loan or Money Market Rate Loan shall be in a minimum principal amount of Five Hundred Thousand Dollars ($500,000) and in increments of Five Hundred Thousand Dollars ($500,000) thereafter.

If a LIBOR Rate Loan or Money Market Rate Loan is prepaid prior to the end of the Loan Period, as defined above, for such loan, whether voluntarily or because prepayment is required due to such loan’s maturing or accelerating upon default or otherwise, the Borrower agrees to pay all of the Bank’s costs, expenses, and Interest Differential (as determined by the Bank) incurred as a result of such prepayment. The term “Interest Differential” shall mean that sum equal to the greater of zero or the financial loss incurred by the Bank resulting from prepayment, calculated as the difference between the amount of interest the Bank would have earned (from like investments in the Money Markets as of the first day of the LIBOR Rate Loan or Money Market Rate Loan) had prepayment not occurred and the interest the Bank will actually earn (from like investments in the Money Markets as of the date of prepayment) as a result of the redeployment of funds from the prepayment. Because of the short-term nature of this facility, the Borrower agrees that the Interest Differential shall not be discounted to its present value. Any prepayment of a LIBOR Rate Loan or Money Market Rate Loan shall be in an amount equal to the remaining entire principal balance of such loan.

Any portion of the Construction Loans which is not at that time a LIBOR Rate Loan or Money Market Rate Loan shall be a Prime Rate Loan.

The “LIBOR/Money Market Margin” is currently one hundred twenty-five (125) basis points and shall be subject to adjustment on each March 1 for application to the period commencing on such date in accordance with the Borrower’s ratio of Senior Bank Debt to EBITDA for the period commencing on the first day of the Borrower’s then-current fiscal year and ending on the last day of the second quarter of such fiscal year and on each September 1 for application to the period commencing on such date in accordance with the Borrower’s ratio of Senior Bank Debt to EBITDA for the period commencing on the first day of the Borrower’s immediately preceding fiscal year and ending on the last day of such fiscal year, as follows: if the Borrower’s ratio of Senior Bank Debt to EBITDA is 1.50 to 1.0 or greater, the LIBOR/Money Market Margin shall be one hundred fifty (150) basis points; if the Borrower’s ratio of Senior Bank Debt to EBITDA is less than 1.50 to 1.0 but equal to or greater than 1.00 to 1.0, the LIBOR/Money Market Margin shall be one hundred twenty-five (125) basis points; and if the Borrower’s ratio of Senior Bank Debt to EBITDA is less than 1.00 to 1.0, the LIBOR/Money Market Margin shall be one hundred five (105) basis points. Such adjustments shall be based upon the Borrower’s ratio of Senior Bank Debt to EBITDA as determined from the financial statements delivered to the Bank pursuant to Section 2(c)(i) or (ii) hereof, as applicable. The foregoing provisions are not intended to, and shall not be construed to, authorize any violation by the Borrower of any Financial Covenant or constitute a waiver thereof or any commitment by the Bank to waive any violation by the Borrower of any Financial Covenant.

The “Prime Margin” is currently negative seventy-five (-75) basis points and shall be subject to adjustment on each March 1 for application to the period commencing on such date in accordance with the Borrower’s ratio of Senior Bank Debt to EBITDA for the period commencing on the first day of the Borrower’s then-current fiscal year and ending on the last day of the second quarter of such fiscal year and on each September 1 for application to the period commencing on such date in accordance with the Borrower’s ratio of Senior Bank Debt to EBITDA for the period commencing on the first day of the Borrower’s immediately preceding fiscal year and ending on the last day of such fiscal year, as follows: if the Borrower’s ratio of Senior Bank Debt to EBITDA is 1.50 to 1.0 or greater, the Prime Margin shall be negative fifty (-50) basis points; if the Borrower’s ratio of Senior Bank Debt to EBITDA is less than 1.50 to 1.0 but equal to or greater than 1.00 to 1.0, the Prime Margin shall be negative seventy-five (-75) basis points; and if the Borrower’s ratio of Senior Bank Debt to EBITDA is less than 1.00 to 1.0, the Prime Margin shall be negative one hundred (-100) basis points. Such adjustments shall be based upon the Borrower’s ratio of Senior Bank Debt to EBITDA as determined from the financial statements delivered to the Bank pursuant to Section 2(c)(i) or (ii) hereof, as applicable. The foregoing provisions are not intended to, and shall not be construed to, authorize any violation by the Borrower of any Financial Covenant or constitute a waiver thereof or any commitment by the Bank to waive any violation by the Borrower of any Financial Covenant.

Upon conversion of a Construction Loan to a Term Loan, the Borrower shall choose that interest on such Term Loan shall accrue after such Term Loan’s Conversion Date as provided under either Option A or Option B that follows (with Option B only being available as a choice to the Borrower so long as no Event of Default or event which, with the passage of time or the giving of notice, might mature into an Event of Default, shall have occurred and be continuing): (A) under Option A (which shall be known as a “Variable Rate Term Loan”), for which Borrower shall execute a Promissory Note in substantially the form of Exhibit G-2 attached hereto, interest on such Variable Rate Term Loan shall accrue after such Variable Rate Term Loan’s Conversion Date at any of the following per annum rates selected by the Borrower: (x) upon notice to the Bank, as a Prime Rate Loan at the then applicable Prime Margin plus the Prime Rate; (y) upon a minimum of two New York Banking Days prior notice, as a LIBOR Rate Loan at the then applicable LIBOR/Money Market Margin plus the 1, 2, or 3 month LIBOR rate quoted by the Bank from Telerate Page 3750 or any successor thereto (which shall be the LIBOR rate in effect two New York Banking Days prior to commencement of the advance), adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation; or (z) upon notice to the Bank, as a Money Market Rate Loan at the then applicable LIBOR/Money Market Margin plus the rate, determined solely by the Bank, at which the Bank would be able to borrow funds of comparable amounts in the Money Markets for a 1, 2, or 3 month period, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation; or (B) under Option B (which shall be known as a “Cost of Funds Rate Term Loan”), for which Borrower shall execute a Promissory Note in substantially the form of Exhibit G-1 attached hereto, interest on such Cost of Funds Rate Term Loan shall accrue after such Cost of Funds Rate Term Loan’s Conversion Date at a fixed rate per annum equal to one hundred fifty (150) basis points plus the Bank’s Cost of Funds as of the Conversion Date (the “Cost of Funds-Based Rate”).

With respect to any Variable Rate Term Loan, in the event the Borrower does not timely select another interest rate option at least two New York Banking Days before the end of the Loan Period for a LIBOR Rate Loan or Money Market Rate Loan, the Bank may at any time after the end of the Loan Period convert the LIBOR Rate Loan or Money Market Rate Loan to a Prime Rate Loan, but until such conversion, the funds advanced under the LIBOR Rate Loan or Money Market Rate Loan shall continue to accrue interest at the same rate as the interest rate in effect for such LIBOR Rate Loan or Money Market Rate Loan prior to the end of the Loan Period. No Variable Rate Term Loan that is a LIBOR Rate Loan or Money Market Rate Loan may extend beyond the Term Loan Maturity Date for such Variable Rate Term Loan. In any event, if the Loan Period for a Variable Rate Term Loan that is a LIBOR Rate Loan or Money Market Rate Loan should happen to extend beyond the Term Loan Maturity Date for such Variable Rate Term Loan, such Variable Rate Term Loan must be prepaid at its Term Loan Maturity Date. The Bank’s internal records of applicable interest rates shall be determinative in the absence of manifest error. Each Variable Rate Term Loan that is a LIBOR Rate Loan or Money Market Rate Loan shall be in a minimum principal amount of Five Hundred Thousand Dollars ($500,000) and in increments of Five Hundred Thousand Dollars ($500,000) thereafter. If a Variable Rate Term Loan that is a LIBOR Rate Loan or a Money Market Rate Loan is prepaid prior to the end of the Loan Period for such loan, whether voluntarily or because prepayment is required due to such loan’s maturing or accelerating upon default or otherwise, the Borrower agrees to pay all of the Bank’s costs, expenses, and Interest Differential (as determined by the Bank) incurred as a result of such prepayment. Because of the short-term nature of this facility, the Borrower agrees that the Interest Differential shall not be discounted to its present value. Any prepayment of a Variable Rate Term Loan that is a LIBOR Rate Loan or a Money Market Rate Loan shall be in an amount equal to the remaining entire principal balance of such loan. Any portion of a Variable Rate Term Loan which is not at that time a LIBOR Rate Loan or Money Market Rate Loan shall be a Prime Rate Loan.

With respect to any Cost of Funds Rate Term Loan, the term “Cost of Funds” means the rate at which the Bank would be able to borrow funds of comparable amounts in the Money Markets for a period equal to the remaining term of such Cost of Funds Rate Term Loan, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation, with such rate rounded upward to the nearest one-eighth percent, and the term “Money Markets” refers to one or more wholesale funding markets available to and selected by the Bank, including negotiable certificates of deposit, commercial paper, Eurodollar deposits, bank notes, federal funds, interest rate swaps or others.

Interest on the Loans shall be computed on the basis of a year consisting of three hundred sixty (360) days but applied to the actual number of days elapsed.

At the option of the Bank, (a) prior to acceleration of the Loans, in the event that any interest on or principal of any Loan remains unpaid past thirty (30) days of the date due, and/or (b) upon the occurrence of any other Event of Default hereunder or upon the acceleration of the Loans, interest (computed and adjusted in the same manner, and with the same effect, as interest on the Loans prior to maturity) on the outstanding balance of the Loans shall be payable on demand at the Prime Rate plus an additional three percent (3%) per annum up to any maximum rate permitted by law, in all cases until paid and whether before or after the entry of any judgment thereon. In addition, in the event that the Borrower should fail to make any payment hereunder within ten (10) days of the date due, the Borrower shall pay the Bank a fee in an amount of up to five percent (5%) of the amount of such payment, but in no event less than Fifty Dollars ($50.00), which fee shall be immediately due and payable without notice or demand.

Section 3. Amendments to Section 6 of the Agreement. Section 6(c) of the Agreement is hereby amended and restated in its entirety as follows:

(c) Notice. Except as otherwise expressly provided in this Agreement, any notice hereunder shall be in writing and shall be deemed to be given when personally delivered or when sent by certified mail, postage prepaid, and addressed to the parties at their addresses set forth below:

Bank:	U.S. Bank National Association
425 Walnut Street
Cincinnati, Ohio 45202
	Attention:	David M. Wilson
Vice President

With a copy to:	Jeffrey S. Schloemer, Esq.
Taft, Stettinius & Hollister LLP
425 Walnut Street, Suite 1800
Cincinnati, Ohio 45202

Borrower:	Frisch’s Restaurants, Inc.
2800 Gilbert Avenue
Cincinnati, Ohio 45206
	Attention:	Mr. Donald H. Walker
Vice President-Finance

With a copy to:	Craig F. Maier, President
Frisch’s Restaurants, Inc.
2800 Gilbert Avenue
Cincinnati, Ohio 45206

The Borrower or the Bank may, by written notice to the other as provided herein, designate another address for purposes hereunder.

Section 4. Amendment and Restatement of Exhibit B to the Agreement. Exhibit B to the Agreement is hereby amended and restated in its entirety as set forth at Exhibit B attached hereto.

Section 5. Amendment and Restatement of Exhibit C to the Agreement. Exhibit C to the Agreement is hereby amended and restated in its entirety as set forth at Exhibit C attached hereto.

Section 6. Amendment and Restatement of Exhibit D to the Agreement. Exhibit D to the Agreement is hereby amended and restated in its entirety as set forth at Exhibit D attached hereto.

Section 7. Amendment and Restatement of Exhibit E to the Agreement. Exhibit E to the Agreement is hereby amended and restated in its entirety as set forth at Exhibit E attached hereto.

Section 8. Amendment and Restatement of Exhibit F to the Agreement. Exhibit F to the Agreement is hereby amended and restated in its entirety as set forth at Exhibit F attached hereto.

Section 9. Representations and Warranties. The Borrower hereby represents and warrants to the Bank that:

(a) no default or Event of Default has occurred and is continuing on and as of the date hereof;

(b) the representations and warranties of the Borrower contained in the Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a different date; and

(c) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of its agreements and obligations under this Amendment, the Agreement as amended hereby, and the other Loan Documents, respectively, are within the power and authority of the Borrower and have been duly authorized by all necessary action on the part of the Borrower, and the execution and delivery by the Borrower of this Amendment, and the performance by it of the transactions contemplated hereby, do not and will not contravene any term or condition set forth in any agreement or instrument to which the Borrower is a party or by which the Borrower is bound.

Section 10. Effectiveness and Conditions Precedent. This Amendment shall become effective upon the Bank’s receipt of: (a) counterparts of this Amendment executed and delivered by the Borrower; (b) a fully executed original of a certificate of officers of the Borrower with attached resolutions of the Board of Directors of the Borrower (in each case in form and substance satisfactory to the Bank in its sole discretion) authorizing the execution and delivery of this Amendment and consummation of the transactions contemplated hereby by the Borrower; (c) an original of the Eighth Amended and Restated Promissory Note attached hereto as Exhibit F duly executed by the Borrower; (d) evidence of the Borrower’s legal status and good standing; (e) a legal opinion from Borrower’s counsel regarding the authorization, validity, and enforceability of this Amendment and all related documents and instruments; (f) all items necessary to render effective Amendment No. 3 to Second Amended and Restated Loan Agreement [Revolving and Bullet Loans] of even date between the Borrower and the Bank; and (g) such other documentation as the Bank may deem appropriate for this transaction and transactions of this type. In addition, as determined by the Bank in accordance with its business expertise, no material adverse change shall have occurred in the Borrower’s financial condition or performance as reflected in the financial statements provided by the Borrower to the Bank dated May 29, 2007, nor shall there have been any material adverse change in the Borrower’s property or in any other matters that the Bank analyzed in connection with the Amendment, including, without limitation, any change in the structure of the transaction initially presented to and agreed upon by the Bank.

Section 11. Status of Loan Documents; Additional Representations and Warranties.

(a) This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and the terms, provisions, and conditions of the Loan Documents, and the Liens granted under the Loan Documents, shall continue in full force and effect and are hereby ratified and confirmed in all respects. The Borrower expressly reaffirms all of the Loan Documents and the debts and other obligations thereunder, the Borrower agrees that nothing contained herein shall operate to release any of the Borrower or any other person or entity from liability to keep and perform the provisions, conditions, obligations, and agreements contained in the Loan Documents, except as may be herein modified, and the Borrower hereby reaffirms that each and every provision, condition, obligation, and agreement in such documents shall continue in full force and effect, except as may be herein modified. The validity, priority, and perfection of all security interests and other liens granted or created by the Loan Documents are hereby acknowledged and confirmed by the Borrower, and the Borrower agrees that such documents shall continue to secure the Loans and the other obligations, as the same may be amended by this Amendment, without any change, loss, or impairment of the priority of such security interests or other liens.

(b) No amendment of any terms or provisions of the Agreement made hereunder shall relieve the Borrower from complying with any other term or provision of the Agreement or any of the other Loan Documents.

(c) No action taken by the Bank prior to, on, or after the date hereof shall constitute a waiver of or modification of any term or condition of any of the Loan Documents, except as specifically set forth herein, or prejudice any rights which the Bank may now have as of the date hereof or may have in the future under or in connection with the Loan Documents, including, without limitation, all rights and remedies in connection with defaults, Events of Default, and failures of conditions precedent to the making of Loans that have occurred and are continuing, all of which rights and remedies the Bank hereby expressly reserves.

Section 12. Miscellaneous.

(a) No Waiver, Cumulative Remedies. No failure or delay or course of dealing on the part of the Bank in exercising any right, power, or privilege hereunder shall operate as an express or implied waiver thereof, nor shall any single or partial exercise of any such right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power, or privilege hereunder. The rights, powers, and remedies herein expressly provided are cumulative and not exclusive of any rights, powers, or remedies which the Bank would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Bank to any other or further action in any circumstances without notice or demand.

(b) Ratification, Etc. Except as expressly provided for herein, the Agreement and all documents, instruments, and agreements related thereto, including, but not limited to, the other Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Agreement and this Amendment shall be read and construed as a single agreement. This Amendment shall constitute one of the Loan Documents. All references in the Agreement, the Loan Documents, or any related agreement or instrument to the Agreement shall hereafter refer to the Agreement as amended hereby.

(c) Expenses. The Borrower agrees to pay and reimburse the Bank for all of its costs and expenses (including, without limitation, costs and expenses of legal counsel) incurred by the Bank in connection with the preparation, due diligence, negotiation and execution of this Amendment and any and all related documents. In addition, the Borrower shall indemnify the Bank against any loss, claim, liability or expense including, without limitation, legal fees and disbursements incurred by it in connection with, arising out of, or in any way related to the execution, delivery, enforcement or defense of the commitment letter or any of the transactions contemplated by this Amendment. The Bank shall in no case be liable for any special, indirect or consequential damages arising from any breach of any obligations by the Bank.

(d) Bankruptcy; Insolvency. The Borrower hereby represents and warrants that, on and as of the date hereof: no proceeding has been filed or commenced by or against the Borrower for dissolution, termination, or liquidation; nor does there exist insolvency of the Borrower, nor does the Borrower fail to pay its debts as they become due in the ordinary course of business; nor has a creditor’s committee been appointed for the business of the Borrower; nor has the Borrower made an assignment for the benefit of creditors, or filed a petition in bankruptcy or for reorganization or to effect a plan of arrangement with creditors; nor has the Borrower applied for or permitted the appointment of a receiver or trustee for any or all of its property, assets, or rights; nor is the Borrower aware of any such receiver or trustee being appointed for any or all of its property, assets, or rights.

(e) Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision.

(f) Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(g) Counterparts; Execution. This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile or electronic mail transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or electronic mail shall be deemed to be their original signatures for all purposes.

(h) Release. The Borrower hereby acknowledges and confirms that: (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause, or claim arising under or with respect to), in any case based upon acts or omissions of the Bank occurring prior to the date hereof or facts otherwise known to it as of the date hereof, the effectiveness, genuineness, validity, collectability, or enforceability of the Agreement or any of the other Loan Documents, the obligations of the Borrower to the Bank, the Liens securing such obligations, or any of the terms or conditions of any Loan Document; and (ii) it does not possess (and hereby forever waives, remises, releases, discharges, and holds harmless the Bank and its affiliates, stockholders, directors, officers, employees, attorneys, agents, and representatives and each of their respective heirs, executors, administrators, successors, and assigns (collectively, the “Indemnified Parties”) from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand, and/or other right of action whatsoever, whether in law, equity, or otherwise (which it, all those claiming by, through, or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, by reason of, any matter, cause, or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Agreement or any of the other Loan Documents (including, without limitation, with respect to the payment, performance, validity, or enforceability of the obligations of the Borrower to the Bank, the Liens securing such obligations, or any or all of the terms or conditions of any Loan Document) or any transaction relating thereto.

(i) Modification. No amendment or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and signed by the Bank and the Borrower, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 13. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

U.S. BANK NATIONAL ASSOCIATION		FRISCH’S RESTAURANTS, INC.

By:	/s/ David M. Wilson	By:	/s/ Donald H. Walker
	David M. Wilson		Donald H. Walker
	Vice President		Vice President-Finance

EXHIBIT B

ACTIONS

(Intentionally left blank)

EXHIBIT C

PERMITTED LIENS

All obligations of the Borrower incurred in connection with any existing or future lease transactions capitalized or required to be capitalized on the Borrower’s books.

Two mortgages in favor of U.S. Bank to secure the Bullet Loan described in Exhibit E.

EXHIBIT D

FINANCIAL COVENANTS

The Borrower agrees that it shall:

(a) Ratio of Senior Bank Debt to EBITDA. Not permit the ratio of the Borrower’s Senior Bank Debt to EBITDA to exceed 2.00 to 1.0 at any time.

“Senior Bank Debt” for purposes hereof shall mean the sum of all of the Borrower’s indebtedness for borrowed money that in accordance with generally accepted accounting principles would be considered as a liability, and all obligations of the Borrower incurred in connection with any existing or future lease transactions capitalized or required to be capitalized on the Borrower’s books.

“EBITDA” for purposes hereof shall mean the Borrower’s consolidated gross (before interest, taxes, depreciation and amortization) earnings, less cash and non-cash extraordinary gains and non-cash extraordinary losses, calculated in accordance with generally accepted accounting principles consistently applied in accordance with past practices on a rolling four (4) quarter basis.

(b) Cash Flow Coverage Ratio. Not permit the ratio of (i) the Borrower’s EBITDA plus operating lease payments less Maintenance Capital Expenditures equal to (50%) of depreciation minus cash dividends to the Borrower’s shareholders minus cash income taxes paid, to (ii) the sum of the Borrower’s scheduled principal payments on long term debt and capital lease obligations plus interest expense plus operating lease payments (in each case for the same period that the Borrower’s EBITDA is measured), calculated in accordance with generally accepted accounting principles consistently applied in accordance with past practices on a rolling four (4) quarter basis, to be less than 1.10 to 1.0, measured quarterly on a rolling twelve month basis.

EXHIBIT E

PERMITTED INDEBTEDNESS

		Balance September 18, 2007
Indebtedness to US Bank NA
Bullet Loan		2,538,479
Revolving Loan (up to $5,000,000 may be borrowed)		2,000,000
Golden Corral Credit Facility
Construction Phase	4,500,000
Term Loans	28,970,639	33,470,639

(up to $15,000,000 more may be borrowed)

		$38,009,118

Capitalized Leases

All obligations of the Borrower incurred in connection with any existing or future lease transactions capitalized or required to be capitalized on the Borrower’s books.

Contingent liability as assignor/guarantor of the following leases:

Location		Assignee	Remaining Lease Term
Covington, KY (Riverview Hotel)	$48,072 per year	Remington Hotel Corporation	04/30/2020
(renewal options aggregating 50 years)

Lease liability for closed restaurants & other non-operating property (lease not presently assigned)

Location	Remaining Lease Term	Rent Per Month
None

EXHIBIT F

EIGHTH AMENDED AND RESTATED PROMISSORY NOTE

$89,000,000	Cincinnati, Ohio
December 3, 2007

FRISCH’S RESTAURANTS, INC., an Ohio corporation (the “Borrower”), for value received, hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association formerly known as Firstar Bank, N.A. and Star Bank, National Association (the “Bank”), or it successors or assigns, on or before September 1, 2010, the principal sum of Eighty-Nine Million Dollars ($89,000,000), or such portion thereof as may be outstanding from time to time, together with interest thereon as hereinafter provided.

This is the Construction Note referred to in, was executed and delivered pursuant to, and evidences indebtedness of the Borrower incurred under, that certain First Amended and Restated Loan Agreement [Golden Corral] dated as of October 15, 2004 between the Borrower and the Bank, as the same has been and/or may be amended, restated, supplemented, renewed, or otherwise modified and in effect from time to time (the “Loan Agreement”), to which reference is hereby made for a statement of the terms and conditions under which the Construction Loans evidenced hereby were made and are to be repaid and for a statement of the Bank’s remedies upon the occurrence of an Event of Default. Capitalized terms used herein, but not otherwise specifically defined, shall have the meanings ascribed to such terms in the Loan Agreement.

As of December 3, 2007, as a result of the prior draws by the Borrower under the Loans and prior conversions of Construction Loans to Term Loans, of the maximum Eighty-Nine Million Dollar ($89,000,000) Construction Loan facility, (i) Seventy-Four Million Dollars ($74,000,000) has been drawn by the Borrower under the Construction Loans and already been converted to Term Loans or currently remains outstanding as Construction Loans and (ii) a maximum of Fifteen Million Dollars ($15,000,000) still remains available to be drawn by the Borrower under the Construction Loans.

The Borrower further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full at the rate or rates from time to time applicable to the Construction Loans as determined in accordance with the Loan Agreement; provided, however, that upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay interest on the outstanding principal balance of this Note at the rate of interest applicable following the occurrence of an Event of Default as determined in accordance with the Loan Agreement.

Interest on this Note shall be payable, at the times and from the dates specified in the Loan Agreement, on the date of any prepayment hereof, at maturity, whether due by acceleration or otherwise, and as otherwise provided in the Loan Agreement. From and after the date when the principal balance hereof becomes due and payable, whether by acceleration or otherwise, interest hereon shall be payable on demand. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Bank has received interest hereunder in excess of the highest rate applicable hereto, such excess shall be applied in accordance with the terms of the Loan Agreement.

The indebtedness evidenced by this Note is secured pursuant to the terms of the Loan Documents.

The Borrower hereby waives demand, presentment, and protest and notice of demand, presentment, protest, and nonpayment.

The Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys’ fees and legal expenses, incurred by the Bank in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

IMPORTANT: This Note shall be deemed made in Ohio and shall in all respects be governed by and construed in accordance with the laws of the State of Ohio, including all matters of construction, validity and performance. Without limitation on the ability of the Bank to initiate and prosecute any action or proceeding in any applicable jurisdiction related to loan repayment, the Borrower and the Bank agree that any action or proceeding commenced by or on behalf of the parties arising out of or relating to this Note shall be commenced and maintained exclusively in the District Court of the United States for the Southern District of Ohio, or any other court of applicable jurisdiction located in Cincinnati, Ohio. The Borrower and the Bank also agree that a summons and complaint commencing an action or proceeding in any such Ohio courts by or on behalf of such parties shall be properly served and shall confer personal jurisdiction on a party to which said party consents, if (a) served personally or by certified mail to the other party at any of its addresses noted herein, or (b) as otherwise provided under the laws of the State of Ohio. The interest rates and all other terms of this Note negotiated with the Borrower are, in part, related to the aforesaid provisions on jurisdiction, which the Bank deems a vital part of this loan arrangement.

This Note amends and restates the Seventh Amended and Restated Promissory Note dated as of September 27, 2005 given by the Borrower to the Bank, and evidences all amounts outstanding as of the date hereof under said Seventh Amended and Restated Promissory Note.

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Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

FRISCH’S RESTAURANTS, INC.

By:	/s/ Donald H. Walker
Donald H. Walker, Vice President-Finance
Address:	2800 Gilbert Avenue
Cincinnati, Ohio 45206

EXHIBIT 10 (f) 2)

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT

[REVOLVING AND BULLET LOANS]

THIS AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT [REVOLVING AND BULLET LOANS] is made as of December 3, 2007 (this “Amendment”) by and between U.S. BANK NATIONAL ASSOCIATION, a national banking association formerly known as Firstar Bank, N.A. and Star Bank, National Association (together with its successors and assigns, the “Bank”), and FRISCH’S RESTAURANTS, INC., an Ohio corporation (the “Borrower”), with respect to the Second Amended and Restated Loan Agreement [Revolving and Bullet Loans] entered into as of October 15, 2004 by the Bank and the Borrower (as the same has been amended and/or supplemented from time to time, and as the same may be further amended, supplemented, restated, or otherwise modified from time to time) (the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement as amended hereby.

RECITALS

WHEREAS, the Borrower and the Bank have entered into the Agreement; and

WHEREAS, the Bank has advanced Loans to the Borrower pursuant to the terms of the Agreement; and

WHEREAS, subject to the terms and conditions of this Amendment, the Bank and the Borrower have agreed to amend certain provisions of the Agreement as specifically set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to Section 1(i) of the Agreement. Section 1(i) is hereby amended and restated in its entirety as follows:

(i) Purpose of Loans. Proceeds of the Loans shall be used to fund temporary working capital needs. The Loans are not secured, directly or indirectly, by any stock for the purpose of purchasing or carrying any margin stock or for any purpose which would violate either Regulation U, 12 C.F.R. Part 221, or Regulation X, 12 C.F.R. Part 224, promulgated by the Board of Governors of the Federal Reserve System.

Section 2. Amendments to Section 2 of the Agreement. The following Section 2(t) shall be added to the Agreement:

(t) Deposit Accounts. The Borrower will maintain its primary deposit accounts at the Bank so long as any obligations to the Bank, whether under the Loans or otherwise, remain outstanding.

Section 3. Amendments to Section 4(a)(i) of the Agreement. Section 4(a)(i) of the Agreement is hereby amended and restated in its entirety as follows:

(i) Revolving Loan. Subject to the terms and conditions of this Agreement, and subject to there being no Event of Default (or event which might, with the giving of notice or the passage of time, mature into an Event of Default) by the Borrower hereunder, the Bank agrees to lend and relend to the Borrower, upon request by the Borrower made to the Bank in the manner described in Sections 4(b) and (c) below, during the period from the date hereof to the earlier of (A) September 1, 2010, or the termination date of any extension hereof agreed to by the Borrower and the Bank as described below, or (B) the date of the occurrence of an Event of Default, unless waived by the Bank (the earlier of such dates being referred to herein as the “Commitment Termination Date”), a principal sum of up to Five Million Dollars ($5,000,000) (the “Total Commitment Amount”), as the Borrower may from time to time request for the Borrower’s working capital needs (the “Revolving Loan”); provided, however, that the Bank shall not be required to make, and the Borrower shall not be entitled to receive, any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal balance of the Revolving Loan would exceed the Total Commitment Amount.

Each Revolving Loan hereunder shall be in the amount of Five Hundred Thousand Dollars ($500,000) or a multiple thereof. The Revolving Loan shall be evidenced by a Seventeenth Amended and Restated Revolving Credit Promissory Note given by the Borrower to the Bank in substantially the form of Exhibit F attached hereto, as amended and/or restated from time to time (the “Revolving Note”). The Revolving Note shall mature and be payable in full on September 1, 2010, unless accelerated or extended as described herein. The Revolving Note shall replace the Sixteenth Amended and Restated Revolving Credit Promissory Note dated as of September 27, 2005 given by the Borrower to the Bank (the “Prior Note”), and amounts outstanding under the Prior Note shall not be deemed cancelled or satisfied, but shall be evidenced by the Revolving Note instead of by the Prior Note. If the outstanding principal balance of the Revolving Loan at any time exceeds the Total Commitment Amount, the Borrower shall immediately, without notice or demand, reduce the outstanding principal balance of the Revolving Loan such that the Total Commitment Amount is not exceeded.

Upon request by the Borrower, the Bank may consider extensions of the Commitment Termination Date, but is not hereby committing in any way thereto. Upon any such extension, at the option of the Bank, the Borrower shall execute a new promissory note substantially identical to the Revolving Note, except reflecting the new Commitment Termination Date, which thereupon shall be the Revolving Note hereunder.

Notwithstanding anything to the contrary herein, the Borrower covenants and agrees to pay down the outstanding balance of the Revolving Loan and the Revolving Note to Zero Dollars ($0) for not less than thirty (30) consecutive days

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during each of the Borrower’s fiscal years, commencing with the Borrower’s fiscal year beginning on June 3, 2002.

Section 4. Amendments to Section 4(b)(i) of the Agreement. Section 4(b)(i) of the Agreement is hereby amended and restated in its entirety as follows:

(i) Revolving Loan. “Prime Rate” means the prime rate announced by the Bank from time to time, as and when such rate changes. Interest on each advance of the Revolving Loan hereunder shall accrue at one of the following per annum rates selected by the Borrower: (A) upon notice to the Bank, the then applicable Prime Margin (as hereinafter defined) plus the Prime Rate (a “Prime Rate Loan”); (B) upon a minimum of two New York Banking Days prior notice, the then applicable LIBOR/Money Market Margin (as hereinafter defined) plus the 1, 2, or 3 month LIBOR rate quoted by the Bank from Telerate Page 3750 or any successor thereto (which shall be the LIBOR rate in effect two New York Banking Days prior to commencement of the advance), adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation (a “LIBOR Rate Loan”); or (C) upon notice to the Bank, the then applicable LIBOR/Money Market Rate Margin plus the rate, determined solely by the Bank, at which the Bank would be able to borrow funds of comparable amounts in the Money Markets for a 1, 2, or 3 month period, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation (a “Money Market Rate Loan”).

The term “New York Banking Day” means any day (other than a Saturday or Sunday) on which commercial banks are open for business in New York, New York.

The term “Money Markets” refers to one or more wholesale funding markets available to and selected by the Bank, including negotiable certificates of deposit, commercial paper, Eurodollar deposits, bank notes, federal funds, interest rate swaps, or others.

In the event the Borrower does not timely select another interest rate option at least two New York Banking Days before the end of the Loan Period for a LIBOR Rate Loan or Money Market Rate Loan, the Bank may at any time after the end of the Loan Period convert the LIBOR Rate Loan or Money Market Rate Loan to a Prime Rate Loan, but until such conversion, the funds advanced under the LIBOR Rate Loan or Money Market Rate Loan shall continue to accrue interest at the same rate as the interest rate in effect for such LIBOR Rate Loan or Money Market Rate Loan prior to the end of the Loan Period.

The term “Loan Period” means the period commencing on the advance date of the applicable LIBOR Rate Loan or Money Market Rate Loan and ending on the numerically corresponding day 1, 2, or 3 months thereafter matching the interest rate term selected by the Borrower; provided, however, (y) if any Loan Period would otherwise end on a day which is not a New York Banking Day, then

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the Loan Period shall end on the next succeeding New York Banking Day unless the next succeeding New York Banking Day falls in another calendar month, in which case the Loan Period shall end on the immediately preceding New York Banking Day; or (z) if any Loan Period begins on the last New York Banking Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of the Loan Period), then the Loan Period shall end on the last New York Banking Day of the calendar month at the end of such Loan Period.

No LIBOR Rate Loan or Money Market Rate Loan may extend beyond the Commitment Termination Date. In any event, if the Loan Period for a LIBOR Rate Loan or Money Market Rate Loan should happen to extend beyond the Commitment Termination Date, such loan must be prepaid at the Commitment Termination Date. The Bank’s internal records of applicable interest rates shall be determinative in the absence of manifest error. Each LIBOR Rate Loan and each Money Market Rate Loan shall be in a minimum principal amount of Five Hundred Thousand Dollars ($500,000) and in increments of Five Hundred Thousand Dollars ($500,000) thereafter.

If a LIBOR Rate Loan or Money Market Rate Loan is prepaid prior to the end of the Loan Period, as defined above, for such loan, whether voluntarily or because prepayment is required due to such loan’s maturing or accelerating upon default or otherwise, the Borrower agrees to pay all of the Bank’s costs, expenses, and Interest Differential (as determined by the Bank) incurred as a result of such prepayment. The term “Interest Differential” shall mean that sum equal to the greater of zero or the financial loss incurred by the Bank resulting from prepayment, calculated as the difference between the amount of interest the Bank would have earned (from like investments in the Money Markets as of the first day of the LIBOR Rate Loan or Money Market Rate Loan) had prepayment not occurred and the interest the Bank will actually earn (from like investments in the Money Markets as of the date of prepayment) as a result of the redeployment of funds from the prepayment. Because of the short-term nature of this facility, the Borrower agrees that the Interest Differential shall not be discounted to its present value. Any prepayment of a LIBOR Rate Loan or Money Market Rate Loan shall be in an amount equal to the remaining entire principal balance of such loan.

Any portion of the Revolving Loan which is not at that time a LIBOR Rate Loan or Money Market Rate Loan shall be a Prime Rate Loan.

The “LIBOR/Money Market Margin” is currently one hundred twenty-five (125) basis points and shall be subject to adjustment on each March 1 for application to the period commencing on such date in accordance with the Borrower’s ratio of Senior Bank Debt to EBITDA for the period commencing on the first day of the Borrower’s then-current fiscal year and ending on the last day of the second quarter of such fiscal year and on each September 1 for application to the period commencing on such date in accordance with the Borrower’s ratio of

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Senior Bank Debt to EBITDA for the period commencing on the first day of the Borrower’s immediately preceding fiscal year and ending on the last day of such fiscal year, as follows: if the Borrower’s ratio of Senior Bank Debt to EBITDA is 1.50 to 1.0 or greater, the LIBOR/Money Market Margin shall be one hundred fifty (150) basis points; if the Borrower’s ratio of Senior Bank Debt to EBITDA is less than 1.50 to 1.0 but equal to or greater than 1.00 to 1.0, the LIBOR/Money Market Margin shall be one hundred twenty-five (125) basis points; and if the Borrower’s ratio of Senior Bank Debt to EBITDA is less than 1.00 to 1.0, the LIBOR/Money Market Margin shall be one hundred five (105) basis points. Such adjustments shall be based upon the Borrower’s ratio of Senior Bank Debt to EBITDA as determined from the financial statements delivered to the Bank pursuant to Section 2(b)(i) or (ii) hereof, as applicable. The foregoing provisions are not intended to, and shall not be construed to, authorize any violation by the Borrower of any Financial Covenant or constitute a waiver thereof or any commitment by the Bank to waive any violation by the Borrower of any Financial Covenant.

The “Prime Margin” is currently negative seventy-five (-75) basis points and shall be subject to adjustment on each March 1 for application to the period commencing on such date in accordance with the Borrower’s ratio of Senior Bank Debt to EBITDA for the period commencing on the first day of the Borrower’s then-current fiscal year and ending on the last day of the second quarter of such fiscal year and on each September 1 for application to the period commencing on such date in accordance with the Borrower’s ratio of Senior Bank Debt to EBITDA for the period commencing on the first day of the Borrower’s immediately preceding fiscal year and ending on the last day of such fiscal year, as follows: if the Borrower’s ratio of Senior Bank Debt to EBITDA is 1.50 to 1.0 or greater, the Prime Margin shall be negative fifty (-50) basis points; if the Borrower’s ratio of Senior Bank Debt to EBITDA is less than 1.50 to 1.0 but equal to or greater than 1.00 to 1.0, the Prime Margin shall be negative seventy-five (-75) basis points; and if the Borrower’s ratio of Senior Bank Debt to EBITDA is less than 1.00 to 1.0, the Prime Margin shall be negative one hundred (-100) basis points. Such adjustments shall be based upon the Borrower’s ratio of Senior Bank Debt to EBITDA as determined from the financial statements delivered to the Bank pursuant to Section 2(b)(i) or (ii) hereof, as applicable. The foregoing provisions are not intended to, and shall not be construed to, authorize any violation by the Borrower of any Financial Covenant or constitute a waiver thereof or any commitment by the Bank to waive any violation by the Borrower of any Financial Covenant.

Section 5. Amendments to Section 4(c) of the Agreement. Section 4(c) of the Agreement is hereby amended and restated in its entirety as follows:

(c)	Making of Revolving Loans.

(i)	Disbursements.

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1) Loans shall be effectuated by the Bank crediting an account maintained by the Borrower at the Bank, one of which shall be the corporate checking account, currently account number              (the “Corporate Checking Account”).

2) The Bank may make Revolving Loans in response to any written notice delivered by the Borrower to the Bank by 12:00 noon on the day on which it desires to obtain a Revolving Loan hereunder bearing interest based on the Prime Rate, and the Borrower shall notify the Bank on the date specified in Section 4(b) hereof of its desire to obtain a LIBOR Rate Loan or a Money Market Rate Loan. Such notice may be given by telephone but shall be promptly followed by written confirmation by the Borrower to the Bank. In the case of any Revolving Loan bearing interest based on the Prime Rate, such notice shall specify the amount of such Revolving Loan, and in the case of any LIBOR Rate Loan or Money Market Rate Loan, such notice shall include the items described in Section 4(b) hereof.

3) Additionally, upon the mutual agreement of the Bank and the Borrower, upon receipt of checks drawn on the Corporate Checking Account, the Bank may make Revolving Loans when the balance in the Corporate Checking Account falls below zero, provided that the making of such Revolving Loans will not cause the aggregate outstanding principal balance of the Revolving Loans to exceed the Total Commitment Amount or the occurrence of a Default or an Event of Default hereunder. In the event that honoring such checks would cause the Total Commitment Amount to be exceeded or the occurrence of a Default or an Event of Default hereunder, the Bank may, in its sole discretion, elect to make or not to make an additional Revolving Loan to the Corporate Checking Account; the Bank will not be responsible for any checks returned for insufficient funds. Any such Revolving Loan will be equal to the negative collected funds balance and will be back-dated to the previous working day of the Bank to effectively credit the Bank for the use of its funds by the Borrowers on the previous Business Day.

(ii) Minimum Balance. Notwithstanding anything to the contrary in this Agreement or in any of the other Loan Documents, if the Bank and the Borrower agree that disbursements shall be made in accordance with Section 4(c)(i)(3) above, then until this Agreement is terminated and the Loans are repaid in full, the Borrower shall always maintain a minimum balance of $50,000 in the Corporate Checking Account, which the Bank, in its sole discretion, may apply against the Revolving Loans at any time.

(iii) Application of Excess Funds. If the Bank and the Borrower agree that disbursements shall be made in accordance with Section 4(c)(i)(3) above, then any funds deposited in the Corporate Checking Account in excess of $50,000 will be applied to obligations of the Borrower to the Bank in the order that the Bank directs and then to the reduction of the Loans.

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Section 6. Amendment and Restatement of Exhibit B to the Agreement. Exhibit B to the Agreement is hereby amended and restated in its entirety as set forth at Exhibit B attached hereto.

Section 7. Amendment and Restatement of Exhibit C to the Agreement. Exhibit C to the Agreement is hereby amended and restated in its entirety as set forth at Exhibit C attached hereto.

Section 8. Amendment and Restatement of Exhibit D to the Agreement. Exhibit D to the Agreement is hereby amended and restated in its entirety as set forth at Exhibit D attached hereto.

Section 9. Amendment and Restatement of Exhibit E to the Agreement. Exhibit E to the Agreement is hereby amended and restated in its entirety as set forth at Exhibit E attached hereto.

Section 10. Amendment and Restatement of Exhibit F to the Agreement. Exhibit F to the Agreement is hereby amended and restated in its entirety as set forth at Exhibit F attached hereto.

Section 11. Representations and Warranties. The Borrower hereby represents and warrants to the Bank that:

(a) no default or Event of Default has occurred and is continuing on and as of the date hereof;

(b) the representations and warranties of the Borrower contained in the Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a different date; and

(c) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of its agreements and obligations under this Amendment, the Agreement as amended hereby, and the other Loan Documents, respectively, are within the power and authority of the Borrower and have been duly authorized by all necessary action on the part of the Borrower, and the execution and delivery by the Borrower of this Amendment, and the performance by it of the transactions contemplated hereby, do not and will not contravene any term or condition set forth in any agreement or instrument to which the Borrower is a party or by which the Borrower is bound.

Section 12. Effectiveness and Conditions Precedent. This Amendment shall become effective upon the Bank’s receipt of: (a) counterparts of this Amendment executed and delivered by the Borrower; (b) payment by the Borrower of a closing fee in the amount of $10,000.00; (c) a fully executed original of a certificate of an officer of the Borrower with attached resolutions of the Board of Directors of the Borrower (in each case in form and substance satisfactory to the Bank in its sole discretion) authorizing the execution and delivery of this Amendment and consummation of the transactions contemplated hereby by the Borrower; (d) an original of the Seventeenth Amended and Restated Promissory Note attached hereto as

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Exhibit F duly executed by the Borrower; (e) evidence of the Borrower’s legal status and good standing; (f) a legal opinion from Borrower’s counsel regarding the authorization, validity, and enforceability of this Amendment and all related documents and instruments; (g) all items necessary to render effective Amendment No. 2 to First Amended and Restated Loan Agreement [Golden Corral] of even date between the Borrower and the Bank; and (h) such other documentation as the Bank may deem appropriate for this transaction and transactions of this type. In addition, as determined by the Bank in accordance with its business expertise, no material adverse change shall have occurred in the Borrower’s financial condition or performance as reflected in the financial statements provided by the Borrower to the Bank dated May 29, 2007, nor shall there have been any material adverse change in the Borrower’s property or in any other matters that the Bank analyzed in connection with the Amendment, including, without limitation, any change in the structure of the transaction initially presented to and agreed upon by the Bank.

Section 13. Status of Loan Documents; Additional Representations and Warranties.

(a) This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and the terms, provisions, and conditions of the Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects. The Borrower expressly reaffirms all of the Loan Documents and the debts and other obligations thereunder, the Borrower agrees that nothing contained herein shall operate to release any of the Borrower or any other person or entity from liability to keep and perform the provisions, conditions, obligations, and agreements contained in the Loan Documents, except as may be herein modified, and the Borrower hereby reaffirms that each and every provision, condition, obligation, and agreement in such documents shall continue in full force and effect, except as may be herein modified.

(b) No amendment of any terms or provisions of the Agreement made hereunder shall relieve the Borrower from complying with any other term or provision of the Agreement or any of the other Loan Documents.

(c) No action taken by the Bank prior to, on, or after the date hereof shall constitute a waiver of or modification of any term or condition of any of the Loan Documents, except as specifically set forth herein, or prejudice any rights which the Bank may now have as of the date hereof or may have in the future under or in connection with the Loan Documents, including, without limitation, all rights and remedies in connection with defaults, Events of Default, and failures of conditions precedent to the making of Loans that have occurred and are continuing, all of which rights and remedies the Bank hereby expressly reserves.

Section 14. Miscellaneous.

(a) No Waiver, Cumulative Remedies. No failure or delay or course of dealing on the part of the Bank in exercising any right, power, or privilege hereunder shall operate as an express or implied waiver thereof, nor shall any single or partial exercise of any such right, power, or privilege preclude any other or further exercise thereof or the exercise

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of any other right, power, or privilege hereunder. The rights, powers, and remedies herein expressly provided are cumulative and not exclusive of any rights, powers, or remedies which the Bank would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Bank to any other or further action in any circumstances without notice or demand.

(b) Ratification, Etc. Except as expressly provided for herein, the Agreement and all documents, instruments, and agreements related thereto, including, but not limited to, the other Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Agreement and this Amendment shall be read and construed as a single agreement. This Amendment shall constitute one of the Loan Documents. All references in the Agreement, the Loan Documents, or any related agreement or instrument to the Agreement shall hereafter refer to the Agreement as amended hereby.

(c) Expenses. The Borrower agrees to pay and reimburse the Bank for all of its costs and expenses (including, without limitation, costs and expenses of legal counsel) incurred by the Bank in connection with the preparation, due diligence, negotiation and execution of this Amendment and any and all related documents. In addition, the Borrower shall indemnify the Bank against any loss, claim, liability or expense including, without limitation, legal fees and disbursements incurred by it in connection with, arising out of, or in any way related to the execution, delivery, enforcement or defense of the commitment letter or any of the transactions contemplated by this Amendment. The Bank shall in no case be liable for any special, indirect or consequential damages arising from any breach of any obligations by the Bank.

(d) Bankruptcy; Insolvency. The Borrower hereby represents and warrants that, on and as of the date hereof: no proceeding has been filed or commenced by or against the Borrower for dissolution, termination, or liquidation; nor does there exist insolvency of the Borrower, nor does the Borrower fail to pay its debts as they become due in the ordinary course of business; nor has a creditor’s committee been appointed for the business of the Borrower; nor has the Borrower made an assignment for the benefit of creditors, or filed a petition in bankruptcy or for reorganization or to effect a plan of arrangement with creditors; nor has the Borrower applied for or permitted the appointment of a receiver or trustee for any or all of its property, assets, or rights; nor is the Borrower aware of any such receiver or trustee being appointed for any or all of its property, assets, or rights.

(e) Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision.

(f) Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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(g) Counterparts; Execution. This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile or electronic mail transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or electronic mail shall be deemed to be their original signatures for all purposes.

(h) Release. The Borrower hereby acknowledges and confirms that: (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause, or claim arising under or with respect to), in any case based upon acts or omissions of the Bank occurring prior to the date hereof or facts otherwise known to it as of the date hereof, the effectiveness, genuineness, validity, collectability, or enforceability of the Agreement or any of the other Loan Documents, the obligations of the Borrower to the Bank, the Liens securing such obligations, or any of the terms or conditions of any Loan Document; and (ii) it does not possess (and hereby forever waives, remises, releases, discharges, and holds harmless the Bank and its affiliates, stockholders, directors, officers, employees, attorneys, agents, and representatives and each of their respective heirs, executors, administrators, successors, and assigns (collectively, the “Indemnified Parties”) from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand, and/or other right of action whatsoever, whether in law, equity, or otherwise (which it, all those claiming by, through, or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, by reason of, any matter, cause, or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Agreement or any of the other Loan Documents (including, without limitation, with respect to the payment, performance, validity, or enforceability of the obligations of the Borrower to the Bank, the Liens securing such obligations, or any or all of the terms or conditions of any Loan Document) or any transaction relating thereto.

(i) Modification. No amendment or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and signed by the Bank and the Borrower, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 15. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

[signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

U.S. BANK NATIONAL ASSOCIATION		FRISCH’S RESTAURANTS, INC.

By:	/s/ David M. Wilson	By:	/s/ Donald H. Walker
	David M. Wilson		Donald H. Walker
	Vice President		Vice President-Finance

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EXHIBIT10 (f) 2)

EXHIBIT B

ACTIONS

(Intentionally left blank)

Exhibits-1

EXHIBIT C

PERMITTED LIENS

All obligations of the Borrower incurred in connection with any existing or future lease transactions capitalized or required to be capitalized on the Borrower’s books.

Two mortgages in favor of U.S. Bank to secure the Bullet Loan described in Exhibit E.

Exhibits-2

EXHIBIT D

FINANCIAL COVENANTS

The Borrower agrees that it shall:

(a) Ratio of Senior Bank Debt to EBITDA. Not permit the ratio of the Borrower’s Senior Bank Debt to EBITDA to exceed 2.00 to 1.0 at any time.

“Senior Bank Debt” for purposes hereof shall mean the sum of all of the Borrower’s indebtedness for borrowed money that in accordance with generally accepted accounting principles would be considered as a liability, and all obligations of the Borrower incurred in connection with any existing or future lease transactions capitalized or required to be capitalized on the Borrower’s books.

“EBITDA” for purposes hereof shall mean the Borrower’s consolidated gross (before interest, taxes, depreciation and amortization) earnings, less cash and non-cash extraordinary gains and non-cash extraordinary losses, calculated in accordance with generally accepted accounting principles consistently applied in accordance with past practices on a rolling four (4) quarter basis.

(b) Cash Flow Coverage Ratio. Not permit the ratio of (i) the Borrower’s EBITDA plus operating lease payments less Maintenance Capital Expenditures equal to (50%) of depreciation minus cash dividends to the Borrower’s shareholders minus cash income taxes paid, to (ii) the sum of the Borrower’s scheduled principal payments on long term debt and capital lease obligations plus interest expense plus operating lease payments (in each case for the same period that the Borrower’s EBITDA is measured), calculated in accordance with generally accepted accounting principles consistently applied in accordance with past practices on a rolling four (4) quarter basis, to be less than 1.10 to 1.0, measured quarterly on a rolling twelve month basis.

Exhibits-3

EXHIBIT E

PERMITTED INDEBTEDNESS

		Balance September 18, 2007
Indebtedness to US Bank NA
Bullet Loan		2,538,479
Revolving Loan (up to $5,000,000 may be borrowed)		2,000,000
Golden Corral Credit Facility
Construction Phase	4,500,000
Term Loans	28,970,639	33,470,639

(up to $15,000,000 more may be borrowed)

		$38,009,118

Capitalized Leases

All obligations of the Borrower incurred in connection with any existing or future lease transactions capitalized or required to be capitalized on the Borrower’s books.

Contingent liability as assignor/guarantor of the following leases:

Location		Assignee	Remaining Lease Term
Covington, KY (Riverview Hotel)	$48,072 per year	Remington Hotel Corporation	04/30/2020
(renewal options aggregating 50 years)

Lease liability for closed restaurants & other non-operating property (lease not presently assigned)

Location	Remaining Lease Term	Rent Per Month
None

Exhibits-4

EXHIBIT 10 (f) 2)

EXHIBIT F

EXHIBIT F

SEVENTEENTH AMENDED AND RESTATED

REVOLVING CREDIT PROMISSORY NOTE

$5,000,000.00	Cincinnati, Ohio
December 3, 2007

FRISCH’S RESTAURANTS, INC., an Ohio corporation (the “Borrower”), for value received, hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association formerly known as Firstar Bank, N.A. and Star Bank, National Association (the “Bank”), or it successors or assigns, on or before September 1, 2010, the principal sum of FIVE MILLION DOLLARS ($5,000,000), or such portion thereof as may be outstanding from time to time, together with interest thereon as hereinafter provided.

This is the Revolving Note referred to in, was executed and delivered pursuant to, and evidences indebtedness of the Borrower incurred under, that certain Second Amended and Restated Loan Agreement [Revolving and Bullet Loans] dated as of October 15, 2004 between the Borrower and the Bank, as the same has been and/or may be amended, restated, supplemented, renewed, or otherwise modified and in effect from time to time (the “Loan Agreement”), to which reference is hereby made for a statement of the terms and conditions under which the Revolving Loan evidenced hereby was made and is to be repaid and for a statement of the Bank’s remedies upon the occurrence of an Event of Default. Capitalized terms used herein, but not otherwise specifically defined, shall have the meanings ascribed to such terms in the Loan Agreement.

The Borrower further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full at the rate or rates from time to time applicable to the Revolving Loan as determined in accordance with the Loan Agreement; provided, however, that upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay interest on the outstanding principal balance of this Revolving Note at the rate of interest applicable following the occurrence of an Event of Default as determined in accordance with the Loan Agreement.

Interest on this Revolving Note shall be payable, at the times and from the dates specified in the Loan Agreement, on the date of any prepayment hereof, at maturity, whether due by acceleration or otherwise, and as otherwise provided in the Loan Agreement. From and after the date when the principal balance hereof becomes due and payable, whether by acceleration or otherwise, interest hereon shall be payable on demand. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that

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the Bank has received interest hereunder in excess of the highest rate applicable hereto, such excess shall be applied in accordance with the terms of the Loan Agreement.

The indebtedness evidenced by this Revolving Note is secured pursuant to the terms of the Loan Documents.

The Borrower hereby waives demand, presentment, and protest and notice of demand, presentment, protest, and nonpayment.

The Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys’ fees and legal expenses, incurred by the Bank in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

IMPORTANT: This Revolving Note shall be deemed made in Ohio and shall in all respects be governed by and construed in accordance with the laws of the State of Ohio, including all matters of construction, validity and performance. Without limitation on the ability of the Bank to initiate and prosecute any action or proceeding in any applicable jurisdiction related to loan repayment, the Borrower and the Bank agree that any action or proceeding commenced by or on behalf of the parties arising out of or relating to this Revolving Note shall be commenced and maintained exclusively in the District Court of the United States for the Southern District of Ohio, or any other court of applicable jurisdiction located in Cincinnati, Ohio. The Borrower and the Bank also agree that a summons and complaint commencing an action or proceeding in any such Ohio courts by or on behalf of such parties shall be properly served and shall confer personal jurisdiction on a party to which said party consents, if (a) served personally or by certified mail to the other party at any of its addresses noted herein, or (b) as otherwise provided under the laws of the State of Ohio. The interest rates and all other terms of this Revolving Note negotiated with the Borrower are, in part, related to the aforesaid provisions on jurisdiction, which the Bank deems a vital part of this loan arrangement.

This Note amends and restates the Sixteenth Amended and Restated Revolving Credit Promissory Note dated as of September 27, 2005 given by the Borrower to the Bank, and evidences all amounts outstanding as of the date hereof under said Sixteenth Amended and Restated Revolving Credit Promissory Note.

Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

FRISCH’S RESTAURANTS, INC.

By:	/s/ Donald H. Walker
Donald H. Walker, Vice President-Finance
Address:	2800 Gilbert Avenue
Cincinnati, Ohio 45206

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